UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

---------------------------

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 8, 2011

THE DEWEY ELECTRONICS CORPORATION (Exact name of registrant as specified in its charter)


New York
(State or other jurisdiction of incorporation)

0-2892
(Commission File Number)

13-1803974
(I.R.S. Employer  Identification Number)


27 Muller Road
Oakland, New Jersey
(address of principal executive offices)

07436
(Zip Code)


Registrant's telephone number, including area code: (201) 337-4700


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
__Written communications pursuant to Rule 425 under the Securities Act
__Soliciting material pursuant to Rule 14a-12 under the Exchange Act
__Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
__Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

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ITEM 5.07.  SUBMISSION OF MATTERS TO A VOTE OF SECURITYHOLDERS


On December 8, 2011, at the Company's annual meeting of shareholders, the following five directors were elected to serve for the ensuing year. Set forth below are the number of votes cast for, or withheld with respect to, each such person (who were the Company's nominees for directors):

Name                         For             Withheld

John H.D. Dewey              771,136         85,577
James M. Link                818,486         38,227
John B. Rhodes               817,936         38,777
Nathaniel Roberts            818,219         38,494
Ronald Tassello              818,086         38,627

On December 8, 2011, at the Company's annual meeting of shareholders, the 2011 Stock Option Plan was approved by the shareholders. Set forth below are the number of votes cast for, against, or abstain:

For           Against           Abstain

756,243       100,180           290





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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               THE DEWEY ELECTRONICS CORPORATION


Date:  December  12, 2011      /s/ John H.D. Dewey
                               John H. D. Dewey
                               President and Chief Executive Officer



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